UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

CROSS TIMBERS ROYALTY TRUST

(Exact name of registrant as specified in its charter)

Texas	1-10982	75-6415930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Trust Division	75202
Royalty Trust Group Bank of America, N.A. 901 Main Street, 17th Floor P.O. Box 830650 Dallas, Texas 75283-0650	(Zip Code)
(Address of principal executive offices)

(877) 228-5084

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On October 21, 2003, the Registrant issued a news release announcing its monthly cash distribution to unitholders of record on October 31, 2003. A copy of the news release is furnished as Exhibit 99.1.

The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSS TIMBERS ROYALTY TRUST

	By:	BANK OF AMERICA, N.A., TRUSTEE FOR CROSS TIMBERS ROYALTY TRUST

Date: October 22, 2003	By:	/s/ NANCY G. WILLIS
Nancy G. Willis
Assistant Vice President

XTO ENERGY INC.

	By:	/s/ LOUIS G. BALDWIN
Louis G. Baldwin
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number and Description

99.1 News Release dated October 21, 2003

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